Income Taxes	12 Months Ended
Dec. 31, 2022
Income Tax Disclosure [Abstract]
Income Taxes	Income Taxes
The Company recorded an income tax benefit of $24.4 million, $23.9 million and $24.2 million, for the years ended December 31, 2022, 2021 and 2020, respectively.

A reconciliation of income tax expense (benefit) at the statutory corporate income tax rate to the income tax expense (benefit) at the Company’s effective income tax rates is as follows (in thousands):

	Year ended December 31,
	2022	2021	2020
Net loss before taxes	$(173,205)	$(165,988)	$(166,257)
U.K. statutory tax rate	19.0%	19.0%	19.0%
Income tax benefit at U.K. statutory tax rate	(32,909)	(31,580)	(31,589)
Tax incentives / credits	(25,124)	(24,023)	(23,076)
Non-deductible expenses	3,071	302	797
Adjustments in respect of prior years	496	233	(1,088)
Operating losses	28,671	28,497	28,672
Tax on property, plant, equipment and intangibles	828	935	547
Other, net	583	1,727	1,552
Foreign rate differential	18	17	22
Total income tax benefit	$(24,366)	$(23,892)	$(24,163)
Current income tax benefit	(24,154)	(23,782)	(22,819)
Deferred income tax benefit	(212)	(110)	(1,344)

Effective rate of income tax	14.1%	14.4%	14.5%
The effective tax rates in the above table for the years ended December 31, 2022, 2021 and 2020, is lower than the main rate of U.K. tax primarily due to administration of the U.K. research and development tax credit, which is included within the tax incentive/credits line in the table above.
Deferred tax assets and liabilities consisted of the following at December 31, 2022 and 2021 (in thousands):

	December 31,
	2022	2021
Deferred tax assets:
Other differences	$13,576	$10,909
Tax losses	80,203	69,642
Fixed assets	4,252	6,779
Total deferred tax assets	98,031	87,330
Valuation allowances	(95,955)	(85,504)
Net deferred tax asset (liability)	$2,076	$1,826
Deferred tax assets resulting from loss carryforwards, fixed assets and retirement benefits, with total deferred tax assets increasing by $0.3 million in 2022. The Company has recorded a valuation allowance against the net deferred tax asset where the recoverability due to future taxable profits is unknown. The $2.1 million deferred tax asset balance is related to the Company's U.S. entity.
At December 31, 2022, the Company had U.K. trading losses carryforward of $320.8 million. These losses are carried forward indefinitely under local law, but are subject to numerous utilization criteria and restrictions.
As required by the authoritative guidance on accounting for income taxes, the Company evaluates the realizability of deferred tax assets at each reporting date. Accounting for income taxes guidance requires that a valuation allowance be established when it is more likely than not that all or a portion of the deferred tax assets will not be realized. In circumstances where there is sufficient negative evidence indicating that the deferred tax assets are not more likely than not realizable, the Company establishes a valuation allowance. The Company recorded valuation allowances in the amounts of $96.0 million and $85.5 million at December 31, 2022 and 2021, respectively.